UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2021

OHIO VALLEY BANC CORP.
(Exact Name of Registrant as Specified in Its Charter)

000-20914
(Commission File Number)

Ohio	31-1359191
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

420 THIRD AVENUE, PO BOX 240
GALLIPOLIS, Ohio 45631
(Address of principal executive offices, including zip code)

(740) 446-2631
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	OVBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2021, the Board of Directors of Ohio Valley Banc Corp. (the “Company”) unanimously elected Edward B. Roberts to serve on the Board of Directors of the Company effective September 1, 2021.  Mr. Roberts will serve in the class of directors whose terms expire at the annual meeting of shareholders in 2024.  On August 17, 2021, Mr. Roberts was also elected to serve on the Board of Directors of The Ohio Valley Bank Company (the “Bank”), a wholly-owned subsidiary of the Company, effective September 1, 2021.  Mr. Roberts was appointed to the Trust Committee of the Bank effective September 1, 2021.

In his capacity as a non-employee director of the Company, Mr. Roberts will receive the director fees and benefits that other non-employee directors receive, as disclosed in Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 10-K”).  He is expected to execute an agreement under the Director Retirement Plan in the form of the agreement attached as Exhibit 10.3(a) to the 2020 10-K.

The Bank has banking transactions in the ordinary course of the Bank’s business with Mr. Roberts and his family members and entities with which they are associated.  All loans by the Bank in which Mr. Roberts or any “related person” within the meaning of Item 404(a) of Regulation S-K of the Securities and Exchange Commission has or will have a direct or indirect material interest since the beginning of fiscal year 2020 (a) were not disclosed as nonaccrual, past due, restructured or potential problems; (b) were made in the ordinary course of business; (c) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank; and (d) did not involve more than the normal risk of collectability or present other unfavorable features.

A copy of a press release issued to announce Mr. Roberts’ election is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits – The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued on August 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	August 18, 2021	By:	/s/Thomas E. Wiseman
Thomas E. Wiseman Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on August 18, 2021.